Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
On February 24, 2020, we executed agreements to terminate certain gathering, processing and transportation contracts in exchange for consideration of approximately $70 million, comprised of $54 million in cash and $16 million of linefill inventory.  During the first quarter of 2020, we will recognize a non-recurring $70 million expense related to the contract termination.  Additionally, the contract termination will remove approximately $169 million of future commitments related to gathering, processing and transportation agreements. See Note 6 for further discussion of contingencies and commitments.
Reverse Stock Split
On April 13, 2020, our Board of Directors and our shareholders approved a 1-for-200 (1:200) reverse stock split of our common stock and a reduction of the total number of authorized shares of our common stock as determined by a formula based on two-thirds of the reverse stock split ratio. The reverse stock split became effective as of the close of business on April 14, 2020. Our common stock began trading on a split-adjusted basis on the NYSE at the market open on April 15, 2020. The par value of the common stock was not adjusted as a result of the reverse stock split.
The reverse stock split was intended to, among other things, increase the per share trading price of our common shares to satisfy the $1.00 minimum closing price requirement for continued listing on the NYSE. As a result of the reverse stock split, each 200 pre-split shares of common stock outstanding were automatically combined into one issued and outstanding share of common stock. The fractional shares that resulted from the reverse stock split were canceled by paying cash in lieu of the fair value. The number of outstanding shares of common stock were reduced from approximately 1.957 billion as of April 10, 2020 to approximately 9.784 million shares (without giving effect to the liquidation of fractional shares). The total number of shares of common stock that we are authorized to issue was reduced from 3,000,000,000 to 22,500,000 shares. All share and per share amounts in the accompanying condensed consolidated financial statements and notes thereto were retroactively adjusted for all periods presented to give effect to this reverse stock split, including reclassifying an amount equal to the reduction in par value of our common stock to additional paid-in capital.
Chapter 11 Proceedings
On June 28, 2020, (the “Petition Date”) we and certain of our subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) for relief (the “Bankruptcy Filing”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). On June 29, 2020, the Bankruptcy Court entered an order authorizing the joint administration of the Chapter 11 Cases under the caption In re Chesapeake Energy Corporation, Case No. 20-33233. Subsidiaries with noncontrolling interests, consolidated variable interest entities and certain de minimis subsidiaries (collectively, the “Non-Filing Entities”) were not part of the Bankruptcy Filing. The Non-Filing Entities will continue to operate in the ordinary course of business.
The Bankruptcy Court confirmed the Debtors’ joint plan of reorganization (the “Plan”) on January 13, 2021 and the Debtors subsequently have 30 days to emerge from bankruptcy. The Company’s bankruptcy proceedings and related matters have been summarized below.
Debtor-In-Possession. We are currently operating as debtors in possession in accordance with the applicable provisions of the Bankruptcy Code. The Bankruptcy Court granted the first day relief we requested that was designed primarily to mitigate the impact of the Chapter 11 Cases on our operations, customers and employees. As a result, we are able to conduct normal business activities and pay all associated obligations for the period following the Bankruptcy Filing and are also authorized to pay owner royalties, employee wages and benefits, and certain vendors and suppliers in the ordinary course for goods and services provided prior to the Bankruptcy Filing. During the pendency of the Chapter 11 Cases, all transactions outside the ordinary course of business require the prior approval of the Bankruptcy Court.
Automatic Stay. Subject to certain specific exceptions under the Bankruptcy Code, the filing of the Chapter 11 Cases automatically stayed all judicial or administrative actions against us and efforts by creditors to collect on or otherwise exercise rights or remedies with respect to pre-petition claims. Absent an order from the Bankruptcy Court, substantially all of the Debtors’ pre-petition liabilities are subject to settlement under the Bankruptcy Code.
Restructuring Support Agreement. On June 28, 2020, the Debtors entered into a restructuring support agreement (the "RSA") with certain holders (collectively, the "Consenting Stakeholders") of (i) obligations under that certain Amended and Restated Credit Agreement, dated as of September 12, 2018, by and among Chesapeake, as borrower, the Debtor guarantors party thereto, MUFG Union Bank, N.A., as administrative agent, and the other lender, issuer, and agent parties thereto (the "pre-petition revolving credit facility"); (ii) obligations under that certain Term Loan Agreement, dated as of December 19, 2019, by and among Chesapeake, as borrower, the Debtor guarantors party thereto, GLAS USA LLC., as administrative agent, and the lender parties thereto (the "FLLO Term Loan"); and (iii) obligations under the 11.5% Senior Secured Second Lien Notes due 2025 (the "Second Lien Notes") issued pursuant to that certain indenture, dated as of December 19, 2019, by and among Chesapeake, as issuer, certain guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee and collateral trustee to support a restructuring (the "Restructuring") on the terms set forth in the RSA and the term sheet annexed to the RSA (the "Restructuring Term Sheet"). Certain Consenting Stakeholders also hold Unsecured Notes (as defined in the Restructuring Term Sheet) and their Unsecured Notes are also subject to the terms and obligations under the RSA. The RSA contemplates that the Company will implement the Restructuring through the Chapter 11 Cases pursuant to a consensual plan of reorganization (the "Plan") filed in the Chapter 11 proceedings as described further below.
The RSA contains certain covenants on the part of each of the Company and the Consenting Stakeholders, including limitations on the parties’ ability to pursue alternative transactions (subject to customary provisions regarding the ability of the Company’s Board of Directors to satisfy its fiduciary duties), commitments by the Consenting Stakeholders to vote in favor of the Plan and commitments of the Company and the Consenting Stakeholders to negotiate in good faith to finalize the documents and agreements contemplated by and required to implement the Plan. The RSA also provides for certain conditions to the obligations of the parties and for termination upon the occurrence of certain events, including, without limitation, the failure to achieve certain milestones and certain breaches by the parties under the RSA. One such condition is the requirement to obtain sufficient savings on certain midstream obligations (as determined by the required plan sponsors, defined in the RSA) through rejection of such contracts and/or renegotiation of their terms.
Plan of Reorganization. If the Debtors successfully implement the Plan, obtain exit financing, and certain conditions precedent in the RSA, the Debtors would exit Chapter 11 pursuant to the Plan. Under the Plan, the claims against and interests in the Debtors are organized into classes based, in part, on their respective priorities. Below is a summary of the treatment that the stakeholders of the Company would receive under the Plan upon the emergence from bankruptcy:
•Holders of Other Secured Claims. Each holder of Other Secured Claims (as defined in the Plan) would receive, at the Company's option and in consultation with a requisite number of holders of claims who are backstopping a rights offering pursuant to the Plan: (a) payment in full in cash; (b) the collateral securing its secured claim; (c) reinstatement of its secured claim; or (d) such other treatment rendering its secured claim unimpaired in accordance with Section 1124 of the Bankruptcy Code.
•Holders of Other Priority Claims. Each holder of Other Priority Claims (as defined in the Plan) would receive treatment in a manner consistent with Section 1129(a)(9) of the Bankruptcy Code.
•Holders of Pre-Petition Revolving Credit Facility Claims. On the effective date of the Plan (the "Plan Effective Date"), each holder of obligations under the pre-petition revolving credit facility would receive, at such holder's option, its pro rata share of either Tranche A RBL Exit Facility Loans or Tranche B RBL Exit Facility Loans (each as defined in the Exit Facilities Term Sheet, defined below), each on a dollar for dollar basis.
•Holders of FLLO Term Loan Facility Claims. On the Plan Effective Date, each holder of obligations under the FLLO Term Loan Facility would receive its pro rata share of (i) 76% of the reorganized Company's new common equity interests (the "New Common Stock"), subject to the terms set forth in the Restructuring Term Sheet and (ii) the right to participate in a rights offering on the terms set forth in the Restructuring Term Sheet.
•Holders of Second Lien Notes Claims. On the Plan Effective Date, each holder of the Second Lien Notes would receive its pro rata share of (i) 12% of the New Common Stock, subject to the terms set forth in the Restructuring Term Sheet, (ii) the right to participate in a rights offering on the terms set forth in the
Restructuring Term Sheet, and (iii) warrants to purchase 10% of the New Common Stock on certain terms set forth in the Restructuring Term Sheet, warrants to purchase another 10% of the New Common Stock on certain other terms set forth in the Restructuring Term Sheet, and 50% of warrants to purchase another 10% of the New Common Stock on certain other terms set forth in the Restructuring Term Sheet (the "New Class C Warrants").
•Holders of Unsecured Notes Claims. On the Plan Effective Date, each holder of the Unsecured Notes (as defined in the Plan) would receive its pro rata share of (i) 12% of the New Common Stock, subject to the terms set forth in the Restructuring Term Sheet, and (ii) 50% of the New Class C Warrants (the “Unsecured Claims Recovery”).
•Holders of General Unsecured Claims. On the Plan Effective Date, each holder of allowed general unsecured claims would receive its pro rata share of the Unsecured Claims Recovery; provided that to the extent such allowed general unsecured claim is a Convenience Claim (as defined in the Plan), such holder shall receive the Convenience Claim Distribution (as defined in the Plan).
•Equity Holders. Each holder of an equity interest in Chesapeake, including our common and preferred stock, would have such interest canceled, released, and extinguished without any distribution.
•Although the Plan has been confirmed by the Bankruptcy Court, there is no assurance the Company will successfully implement the Plan, obtain exit financing and certain conditions precedent in the RSA.
DIP Credit Facility. On June 28, 2020, prior to the commencement of the Chapter 11 Cases, the Company entered into a commitment letter (the “Commitment Letter”) with certain of the lenders under the pre-petition revolving credit facility and/or their affiliates (collectively, the “Commitment Parties”), pursuant to which, and subject to the satisfaction of certain customary conditions, including the approval of the Bankruptcy Court, the Commitment Parties agreed to provide the Debtors with a post-petition senior secured super-priority debtor-in-possession revolving credit facility in an aggregate principal amount of up to approximately $2.104 billion (the “DIP Credit Facility”), consisting of a revolving loan facility of new money in an aggregate principal amount of up to $925 million, which includes a sub-facility of up to $200 million for the issuance of letters of credit, and an up to approximately $1.179 billion term loan that reflects the roll-up of a portion of outstanding borrowings under the pre-petition revolving credit facility. Pursuant to the Commitment Letter, the Commitment parties have also committed to provide, subject to certain conditions, an up to $2.5 billion exit credit facility, consisting of an up to $1.75 billion revolving credit facility (the “Exit Revolving Facility”) and an up to $750 million senior secured term loan facility (the “Exit Term Loan Facility” and, together with the Exit Revolving Facility, the “Exit Credit Facilities”). The terms and conditions of the DIP Credit Facility are set forth in the Senior Secured Super-Priority Debtor-in-Possession Credit Agreement (the “DIP Credit Agreement”) attached to the Commitment Letter. The proceeds of the DIP Credit Facility may be used for, among other things, post-petition working capital, permitted capital investments, general corporate purposes, letters of credit, administrative costs, premiums, expenses and fees for the transactions contemplated by the Chapter 11 Cases, payment of court approved adequate protection obligations, and other such purposes consistent with the DIP Credit Facility. The terms and conditions of the Exit Credit Facilities are reflected in an exit facilities term sheet attached as an exhibit to the Restructuring Term Sheet (the “Exit Facilities Term Sheet”). The obligations of the lenders to provide the Exit Credit Facilities are subject to satisfaction of certain conditions set forth in the Exit Facilities Term Sheet, including conditions requiring (i) a minimum liquidity of $500 million, (ii) a leverage ratio no greater than 2.25:1.00 and (iii) asset coverage of credit facilities to PV-10 of at least 1.50:1.00. The DIP Credit Facility was approved by the Bankruptcy Court on a final basis on July 31, 2020 and became effective as of July 1, 2020.
Executory Contracts. Subject to certain exceptions, under the Bankruptcy Code, we may assume, assign, or reject certain executory contracts and unexpired leases subject to the approval of the Bankruptcy Court and certain other conditions. Generally, the rejection of an executory contract or unexpired lease is treated as a pre-petition breach of such executory contract or unexpired lease and, subject to certain exceptions, relieves us from performing our future obligations under such executory contract or unexpired lease but entitles the contract counterparty or lessor to a pre-petition general unsecured claim for damages caused by such deemed breach. Counterparties to rejected contracts or leases may assert unsecured claims in the Bankruptcy Court against our estate for such damages. Generally, the assumption of an executory contract or unexpired lease requires us to cure existing monetary defaults under such executory contract or unexpired lease and provide adequate assurance of future performance. Accordingly, any description of an executory contract or unexpired lease with us, including where applicable a quantification of our obligations under any such executory contract or unexpired lease of us, is qualified by any overriding rejection rights we have under the Bankruptcy Code.
Potential Claims. We have filed with the Bankruptcy Court schedules and statements setting forth, among other things, the assets and liabilities of us and each of our subsidiaries, subject to the assumptions filed in connection therewith. These schedules and statements may be subject to further amendment or modification after filing. Certain holders of pre-petition claims that are not governmental units were required to file proofs of claim by the deadline for general claims, (the “bar date”), which was set by the Bankruptcy Court as October 30, 2020. Governmental units were required to file proof of claims by December 28, 2020, the deadline that was set by the Bankruptcy Court.
As of November 5, 2020, the Debtors have received approximately 7,350 proofs of claim, approximately half of which represent general unsecured claims, for an aggregate amount of approximately $11.2 billion. We will continue to evaluate these claims throughout the Chapter 11 process and recognize or adjust amounts in future financial statements as necessary using the best information available at such time. Differences between amounts scheduled by us and claims by creditors will ultimately be reconciled and resolved in connection with the claims resolution process. In light of the expected number of creditors, the claims resolution process may take considerable time to complete and likely will continue after we emerge from bankruptcy.
Going Concern
The accompanying consolidated financial statements have been prepared assuming we will continue as a going concern and contemplate the realization of assets and satisfaction of liabilities in the normal course of business. Our ability to continue as a going concern is contingent on our ability to comply with the financial and other covenants contained in our DIP Credit Facility and our ability to successfully implement the Plan and obtain exit financing, among other factors. As a result of the Bankruptcy Filing, the realization of assets and the satisfaction of liabilities are subject to uncertainty. While operating as debtors-in-possession under Chapter 11, we may sell or otherwise dispose of or liquidate assets or settle liabilities, subject to the approval of the Bankruptcy Court or as otherwise permitted in the ordinary course of business (and subject to restrictions contained in the DIP Credit Facility), for amounts other than those reflected in the accompanying consolidated financial statements. Further, the Plan could materially change the amounts and classifications of assets and liabilities reported in the consolidated financial statements. The factors noted above raise substantial doubt about our ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities or any other adjustments that might be necessary should we be unable to continue as a going concern or as a consequence of the Bankruptcy Filing.